  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2018

STANDARD DIVERSIFIED INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36696	56-1581761
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Mineola Boulevard Mineola, NY	11501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 248-1100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 10, 2018, Standard Diversified Inc. (the “Registrant”) filed a Current Report on Form 8-K in which it disclosed that it had entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), among the Registrant, WT Holdings, Inc., a Tennessee corporation (“WT Holdings”) and Penny Fern Hart, an individual (“Hart” and, together with WT Holdings, the “Stockholders”), who are together the owner of all of the outstanding capital stock of The Tri-State Consumer, Inc., a New York corporation ( “Tri-State”), and WT Holdings, not in its individual capacity, but as Stockholders’ Representative, pursuant to which Pillar General Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant (“Pillar General”), will acquire from the Stockholders (the “Acquisition”) all of the outstanding capital stock of Tri-State.

The Stock Purchase Agreement provides the Registrant with 75 days after the execution thereof to conduct due diligence on Tri-State.  Prior to the end of such period (the “Diligence Period”), the Registrant is entitled to terminate the Stock Purchase Agreement in its sole discretion.

As of February 22, 2018, the parties to the Stock Purchase Agreement entered into Amendment No. 1 thereto, pursuant to which the termination of the Diligence Period was extended until 5:00 pm eastern time on March 8, 2019.  In addition, Amendment No. 1 extended to April 1, 2019, the time by which the parties must make various filings and notifications with governmental authorities.

The Registrant continues to work with third party consultants to conduct full claims and underwriting diligence and provide actuarial analysis certification, as well as to conduct risk assessment, financial and tax due diligence.

Other than as described above, the Stock Purchase Agreement was not amended or revised.  The foregoing description of Amendment No. 1 to the Stock Purchase Agreement is qualified in its entirety by reference to the full text of Amendment No. 1 to the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.2 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1#*	Stock Purchase Agreement
2.2	Amendment No. 1 to Stock Purchase Agreement
99.1*	Press Release dated December 10, 2018.

#
Schedules to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD DIVERSIFIED INC.

Date: February 25, 2019	By:	/s/ Ian Estus
Name: Ian Estus
Title: President and Chief Executive Officer